UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33757	33-0861263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27101 Puerta Real, Suite 450, Mission Viejo, CA		92691
(Address of principal executive offices)		(Zip Code)
(949) 487-9500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At a meeting of the Board of Directors (the “Board”) of The Ensign Group, Inc., a Delaware corporation (the “Company”) held on August 5, 2014, the Board approved and adopted, effective as of August 5, 2014, an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”). The Amendment restates Section 2.07 of the Bylaws in its entirety to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of the shareholders in uncontested director elections, with a plurality vote standard retained for director elections where the number of director nominees exceeds the number of board seats. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	3.2	Amendment to the Amended and Restated Bylaws, dated August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

/s/ SUZANNE D. SNAPPER
Chief Financial Officer

Dated: August 8, 2014

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amendment to the Amended and Restated Bylaws, dated August 5, 2014.